Exhibit 10.2

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment made pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment

20070105.006.S.014.A.001

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 1

AGREEMENT NO. 20070105.006.S.014

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20070105.006.S.014, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.S.014 on March 1, 2009 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.               Exhibit E shall hereby be deleted in its entirety and replaced with the attached Exhibit E.

2.               Paragraph 6.3 (Performance Standards) shall hereby be deleted in its entirety and replaced with the following:

6.3         Performance Standards:  The Customer Satisfaction, Average Handle Time, and Repeat Calls Performance Standards shall apply to the Line Groups set forth in Exhibit D of this WO, and shall be subject to material default and the applicable AT&T service credit or Supplier earned incentive pay set forth herein.  The Occupancy and Short Calls Performance Standards will not be subject to services credits or incentive pay, however, will be subject to material default.

3.               Paragraph 7 (CAP) shall hereby be deleted in its entirety and replaced with the following:

7.   CAP

The resulting Supplier earned incentive pay and AT&T service credits for the applicable Performance Standard measurement set forth herein Section 6 will only be applied to the applicable Site’s Line Group Billable Hours. The total AT&T service credit for all Performance Standards in aggregate in any month cannot exceed a maximum of [*] ([*]%) per Site invoice. The total Supplier earned incentive pay for all Performance Standards in aggregate in any month cannot exceed a maximum of a [*] ([*]%) per Site invoice.

The terms and conditions of Agreement No. 20070105.006.S.014 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20070105.006.S.014 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ A. Laurence Jones	By:	/s/ Karen Tays

Printed Name:	A. Laurence Jones	Printed Name:	Karen Tays

Title:	President and CEO	Title:	Sr. Contract Manager

Date:	9/28/09	Date:	9/15/09

Exhibit E

Hours of Operations and Training Durations

Program Names	Line Group	Site	Hours of Operation	Maximum New Hire Training Days	Maximum New Hire Nesting Days

Small Business Services (“SBS”)	IRU NBI/TLG PIN CODE SMB EMO SBS EU	[*]	[*]	[*]	[*]

Small Business Services (“SBS”)	IRU NBI/TLG	[*]	[*]	[*]	[*]

Hours of Operation may be amended from time to time as set forth in Section 4.22 (Change Management) of the Agreement.  AT&T reserves the right to modify (decrease or increase) Hours of Operation upon thirty (30) calendar days written notice to Supplier.

Initial Program Training and On-The Job Training (Nesting) Schedule:

[*] ILT Classroom training

[*] Nesting taking Billing Type Calls

[*] ILT Classroom training

[*] Nesting on Technical Type Call

[*] ILT Classroom training

[*] Nesting on All Call Types

Supplemental Training

[*] (estimated [*]) ILT Classroom training — [*] after CSR has successfully completed New Hire training and Nesting.

ILT = Instructor Led Training